AMENDMENT NO. 2


                  AMENDMENT NO. 2 dated as of December 21, 1999, between BE AEROSPACE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                  The Company, the Lenders and the Administrative Agent are parties to a Fifth Amended and Restated Credit Agreement dated as of August 7, 1998, as amended by Amendment, Release and Waiver No. 1 dated as of December 4, 1998 (as amended, modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The Company has requested that the Credit Agreement be amended and accordingly, the parties hereto hereby agree as follows:

                  Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.

                  Section 2. AMENDMENTS. Subject to the satisfaction of the condition precedent specified in Section 4 below, but effective as of the date hereof (the "Amendment Effective Date"), the Credit Agreement shall be amended as follows:

                  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  2.02. The definition of "Adjusted Net Worth" in Section 1.01 of the Credit Agreement shall be amended by adding following words at the end thereof:

                  " plus (f) an amount not to exceed $28,000,000 in the aggregate of the after-tax amount (calculated using the then effective corporate Federal tax rate, regardless of the after-tax amount determined in accordance with GAAP) of the non-cash portion of the non-recurring charges and operating inefficiencies discussed by the Company in its November 22, 1999 press release."

                  2.03. The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement shall be amended to read in its entirety as follows:

                  "'APPLICABLE MARGIN' shall mean with respect to Base Rate Loans and Eurodollar Loans, the rate for such Type of Loan for each level period set forth in the schedule below:

                                Applicable Margin


              Level Period                Base Rate Loans                 Eurodollar Loans
---------------------------------------   -----------------------------   -------------------
Level I Period                                       0.00%                          0.750%
Level II Period                                      0.00%                          0.875%
Level III Period                                     0.00%                          1.000%
Level IV Period                                      0.50%                          1.500%
Level V Period                                       0.75%                          1.750%
Level VI Period                                      1.00%                          2.000%
Level VII Period                                     1.50%                          2.500%

PROVIDED that notwithstanding anything herein to the contrary, the Applicable Margin shall not be less than the rate for a Level V Period from the Amendment Effective Date until the third Business Day following of the receipt of the financial statements under Section 8.01(b) as at and for the fiscal quarter ending on the Fiscal Date in November, 1999."

                  2.04. The definition of "Commitment Fee Rate" in Section 1.01 of the Credit Agreement shall be amended to read in its entirety as follows:

                  "'COMMITMENT FEE RATE' shall mean (a) 0.2000% for any Level I Period, (b) 0.2500% for any Level II Period, (c) 0.2500% for any Level III Period, (d) 0.3750% for any Level IV Period, (e) 0.3750% for any Level V Period, (f) 0.5000% for any Level VI Period and (e) 0.5000% for any Level VII Period, provided that notwithstanding anything herein to the contrary, the Commitment Fee Rate shall not be less than the rate for a Level V Period from the Amendment Effective Date until the third Business Day following of the receipt of the financial statements under
         Section 8.01(b) as at and for the fiscal quarter ending on the Fiscal Date in November, 1999."

                  2.05. The definition of "EBITDA" in Section 1.01 of the Credit Agreement shall be amended by adding following words at the end thereof:

                  "; PROVIDED, HOWEVER, that for the purpose of calculating EBITDA for the five fiscal quarters of the Company beginning with November 1999 and ending with November 2000, EBITDA shall be adjusted to add back the non-recurring charges and operating inefficiencies discussed by the Company in its November 22, 1999 press release in an amount not to exceed, without duplication, (i) $72,300,000 for the quarter ending November 1999, (ii) $83,900,000 for each of the three quarters ending February 2000, May 2000 and August 2000 and (iii) $11,600,000 for the quarter ending November 2000."

                  2.06. The definition of "Indebtedness" in Section 1.01 of the Credit Agreement shall be amended by inserting at the end thereof the words "excluding, however, any guaranty or indemnity given by the Company in connection with the sale of the Sextant In-Flight Entertainment Note".

                  2.07. Section 8.10 of the Credit Agreement shall be amended to read in its entirety as follows:

                  "8.10 Leverage Ratio. The Company will not permit the Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:

                           Period                                 Ratio
                  From the Fiscal Date in
                    November 1999 through
                    the Fiscal Date in February 2001              5.25 to 1


                  From (but not including) the
                    Fiscal Date in February 2001
                    through the Fiscal Date in
                    February 2002                                 4.75 to 1

                  From (but not including) the
                    Fiscal Date in February 2002
                    through the Fiscal Date in
                    February 2003                                 4.25 to 1

                  Thereafter                                      4.00 to 1"

                  2.08. Section 8.11 of the Credit Agreement shall be amended to read in its entirety as follows:

                  "ADJUSTED NET WORTH. The Company will not at any date permit Adjusted Net Worth to be less than the sum of (a) $170,000,000 plus (b) 75% of the aggregate amount of Net Available Proceeds of Equity Issuances received after November 27, 1999 plus (c) 75% of the sum of consolidated net earnings of the Company and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) for each fiscal quarter of the Company ending after November 27, 1999; provided that consolidated net earnings for any fiscal quarter in which there is a consolidated net loss shall be deemed to be zero."

                  2.09. Section 8.12 of the Credit Agreement shall be amended to read in its entirety as follows:

                  "INTEREST COVERAGE RATIO. The Company will not permit the Interest Coverage Ratio to be less than the following respective ratios during the following respective periods:

                           Period                              Ratio
                  From the Fiscal Date in
                    November 1999 through
                    the Fiscal Date in February 2001            2.00 to 1

                  From (but not including) the
                    Fiscal Date in February 2001
                    through the Fiscal Date in
                    February 2002                               2.25 to 1

                  From (but not including) the
                    Fiscal Date in February 2002
                    through the Fiscal Date in
                    February 2003                               2.50 to 1

                  Thereafter                                    2.75 to 1"

                  Section 3. Representations and Warranties. The Company represents and warrants to the Lenders that the representations and warranties set forth in Section 7 of the Credit Agreement (as amended hereby) are true and complete on the date hereof as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to be made as of a specific date, as of such specific date) and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 2.

                  Section 4. CONDITION PRECEDENT. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon receipt by the Administrative Agent of the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

                  4.01. AMENDMENT NO. 2. Duly executed counterparts of this Amendment No. 2 by the Company, the Administrative Agent and the Majority Lenders.

                  4.02. OPINION OF COUNSEL TO THE COMPANY. An opinion, dated the Amendment Effective Date, of Shearman & Sterling, counsel to the Company, (i) as to the due authorization, execution and delivery of this Amendment No. 2 and (ii) that this Amendment No. 2 is legal, valid, binding and enforceable in accordance with its terms (subject to customary exceptions) and the Company hereby instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent.

                  4.03.   OTHER   DOCUMENTS.   Such  other  documents  that  the
         Administrative   agent  or  special  New  York  counsel  to  Chase  may
         reasonably request.

                  Section 5. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.


                              BE AEROSPACE, INC.



                              By_______________________
                                Name:
                                Title:

                              Address for Notices:

                              BE Aerospace, Inc.
                              1400 Corporate Center Way
                              Wellington, Florida 33414

                              Attention: Jeffrey P. Holtzman,
                              Vice President - Finance and Treasurer

                              Telecopier No.: (561) 791-3966
                              Telephone No.: (561) 791-5000

                              with a copy to:

                              Shearman & Sterling
                              599 Lexington Avenue
                              New York, NY  10022

                              Attention:  Maura O'Sullivan, Esq.

                              Telecopier No.: (212) 848-7179
                              Telephone No.: (212) 848-7897

                                     LENDERS


                              THE CHASE MANHATTAN BANK



                              By_______________________
                                Name:
                                Title:


                              BANK OF AMERICA, N.A.
                              (f/k/a NationsBank, N.A.)



                              By_______________________
                                Name:
                                Title:


                              CREDIT LYONNAIS ATLANTA AGENCY



                              By_______________________
                                Name:
                                Title:


                              LASALLE BUSINESS CREDIT, INC.




                              By_______________________
                                Name:
                                Title:


                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By_______________________
                                Name:
                                Title:

                              THE FUJI BANK AND TRUST COMPANY



                              By_______________________
                                Name:
                                Title:


                              WACHOVIA BANK, N.A.



                              By_______________________
                                Name:
                                Title:


                              AMSOUTH BANK



                              By_______________________
                                Name:
                                Title:


                              THE BANK OF NEW YORK



                              By_______________________
                                Name:
                                Title:


                              FIRST UNION NATIONAL BANK



                              By_______________________
                                Name:
                                Title:

                              DG BANK, DEUTSCHE GENOSSENSCHAFTSBANK AG,
                              CAYMAN ISLANDS BRANCH



                              By_______________________
                                Name:
                                Title:



                              By_______________________
                                Name:
                                Title:


                              SUNTRUST BANK, SOUTH FLORIDA, N.A.



                              By_______________________
                                Name:
                                Title:


                              ABN AMRO BANK N.V.



                              By_______________________
                                Name:
                                Title:



                              By_______________________
                                Name:
                                Title:

                              THE CHASE MANHATTAN BANK,
                              as Administrative Agent



                              By_______________________
                                Name:
                                Title:


                              Address for Notices to
                              Chase as Administrative Agent:

                              The Chase Manhattan Bank
                              Loan and Agency Services Group
                              1 Chase Manhattan Plaza
                              New York, New York 10081